EXHIBIT 10.15

                      United States Patent Application for
                         IMPROVED GENERAL PARTS WASHER

         [SEAL]                 UNITED STATES DEPARTMENT OF COMMERCE
                                Patent and Trademark Office

                                Address: Box ISSUE FEE
                                         COMMISSIONER OF PATENTS AND TRADEMARKS
                                         Washington, D.C. 20231

                                   34M270402

ROBERT M. DOWNEY
700 BRICKELL AVENUE
SUITE 1480                                        NOTICE OF ALLOWANCE
MIAMI, FL                                          AND ISSUE FEE DUE

Note attached communication from the Examiner
This notice is issued in view of applicant's communication filed

SERIES CODE/SERIAL NO.  FILING DATE  TOTAL CLAIMS  EXAMINER AND GROUP ART UNIT  DATE MAILED
First Named             2/24/95      12            COE,               3405      04/02/96
Applicant      MANSUR   PIERRE G.

TITAL OF
INVENTION      GENERAL PARTS WASHER

    ATTY'S DOCKET NO.  CLASS-SUBCLASS  BATCH NO.  APPLN. TYPE  SMALL ENTITY  FEE DUE  DATE DUE
3   MANSPA195           134-104.100      V52      UTILITY           YES      $625.00  07/02/96

THE APPLICATION IDENTIFIES ABOVE HAS BEEN EXAMINED AND IS ALLOWED FOR ISSUANCE AS A PATENT.
PROSECUTION ON THE MERITS IS CLOSED.

THE ISSUE FEE MUST BE PAID WITHIN THREE MONTHS FROM THE MAILING DATE OF THIS NOTICE OR THIS APPLICATION SHALL BE REGARDED AS ABANDONED. THIS STATUTORY PERIOD CANNOT BE EXTENDED

HOW TO RESPOND TO THIS NOTICE:
I.   Review the SMALL ENTITY Status        If the SMALL ENTITY is shown as NO:
     shown above.  If the SMALL ENTITY     A. Pay FEE DUE shown above or
     is shown as YES, verify your          B. File verified statement of Small
     current SMALL ENTITY status:             Entity Status before, or with,
                                              pay of 1/2 the FEE DUE shown
     A. If the status is changed, pay           above.
        twice the amount of the FEE
        DUE shown above and notify the
        patent and Trademark Office of
        the change is status, or
     B. If the Status is the same, pay
        the FEE DUE shown above.

II. Part B of this notice should be completed and returned to the Patent and Trademark Office (PTO) with your ISSUE FEE. Even if the ISSUE FEE has already been paid by charge to deposit account, Part B should also be completed and returned. If you are charging the ISSUE FEE to your deposit account, Part C of this notice should also be completed and returned.

III. All communication regarding this application must give series code (or filing date), serial number and batch number. Please direct all communication prior to issuance to Box ISSUE FEE unless advised to contrary.

IMPORTANT REMINDER: Patents issuing on applications filed on or after December
                    12, 1980 may require payment of maintenance fees. It is patentee's responsibility to ensure timely payment of maintenance fees when due.

PTOL-85 (REV. 12-93) (0651-003)  3. YOUR COPY